Exhibit 10.13.1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

When Recorded, Mail To:

Attn: DJ Land Manager

1625 Broadway, Suite 2200

Denver, CO 80202

SECOND AMENDED AND RESTATED

PRODUCED WATER SERVICES AGREEMENT

SECOND AMENDED AND RESTATED

AGREEMENT ADDENDUM 02

NORTHERN COLORADO

This AGREEMENT ADDENDUM 02 (this “Agreement Addendum”) (a) shall be effective as among the Persons named below as “Producer” and “Midstream Co” as of the date specified below as the “Effective Date,” (b) incorporates the Second Amended and Restated Agreement Terms and Conditions Relating to Produced Water Services (the “Agreement Terms and Conditions”), which were last amended effective as of March 31, 2016 and recorded in the real property records of Weld County, Colorado on             , as            and (c) together with the Agreement Terms and Conditions, shall constitute one contract and shall be the Agreement of the Parties. Except as otherwise set forth herein (i) all terms shall have the meanings assigned to such terms in the Agreement Terms and Conditions and (ii) all references to Exhibits, Appendices, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Appendices, Articles, Sections, subsections and other subdivisions of or to the Agreement Terms and Conditions.

Producer desires to contract with Midstream Co for Midstream Co to provide the Services utilizing the Individual System, and Midstream Co desires to provide the Services to Producer, on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements in this Agreement, Midstream Co and Producer hereby agree as follows:

Producer	Noble Energy, Inc., a Delaware corporation

Midstream Co	San Juan River DevCo LP, a Delaware limited partnership

Agreement Addendum 02 – Page 1

Second Amended and Restated Produced Water Services Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Parties	The term “Party” or “Parties” shall refer to the Producer and Midstream Co identified in this Agreement Addendum

Effective Date	March 31, 2016

Dedication Area	The area in Northern Colorado including (but not limited to) the East Pony integrated development plan area, as such area was defined by Producer on the Effective Date, and which consists of the following areas within Weld County, Colorado.

Township	Range	Section(s)
T8N	R59W	ALL
T8N	R60W	ALL
T8N	R61W	ALL
T8N	R62W	ALL
T9N	R58W	ALL
T9N	R59W	ALL
T9N	R60W	ALL
T9N	R61W	ALL
10N	58W	19-36 (also known as S/2)
8N	58W	1-18 (also known as N/2)

Except and excluding the wells, leases and other acreage described in the property exhibits attached to the Releases of Dedication

Individual First Phase Rate	$[**]/ Barrel

Individual Second Phase Rate	Individual Second Phase Rate applied to each Barrel for which Producer elects to receive disposal services	Individual Second Phase Rate applied to each Barrel for which Producer elects to receive recycling services
	Not applicable.	Not applicable.

Deviations from Service Conditions (the specifications in this section supersede the applicable language from Article 7)

NONE

Agreement Addendum 02 – Page 2

Second Amended and Restated Produced Water Services Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Additional Revisions
Omnibus Amendment	Notwithstanding any other term or provision in the Agreement Terms and Conditions, Midstream Co shall not be required to perform Second Phase Services.

Section 5.3(a) is hereby amended and restated in its entirety to read as follows:	Subject to Section 5.3(c), Midstream Co shall (i) provide Services for all Product that is Tendered by Producer to Midstream Co at the applicable Receipt Point, (ii) redeliver to Producer or for the benefit of Producer at the relevant Delivery Point (as designated by Producer) equivalent quantities of such Product, inclusive of any System Gains/ Losses and (iii) cause the System to be able to flow such Product at volumes produced into each Individual System, in each case, so long as total water volumes for the respective Individual System are not greater than the current capacity of the applicable Individual System.

Notices and Payments

Notice Address – General Matters & Correspondence

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:     Chief Financial Officer

                     John F. Bookout, IV

Telephone:  (832) 639-7134

Email:          John.Bookout@nblenergy.com

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention:     Director of USO Finance,

                      Gerald Free

Telephone:   (303) 228-4174

Email: Gerald.Free@nblenergy.com

Agreement Addendum 02 – Page 3

Second Amended and Restated Produced Water Services Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Notice Address – Operational Matters

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:     Chief Operating Officer

                     John C. Nicholson

Telephone:   (281) 876-6186

Email:          John.Nicholson@nblenergy.com

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention:   Vice President – DJ Business Unit

                    Mark Patteson

Notice Address – Force Majeure and Disposal or Recycling interruptions

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:     Chief Operating Officer

                      John C. Nicholson

Telephone:    (281) 876-6186

Email:            John.Nicholson@nblenergy.com

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention:   Director of USO Finance,

                    Gerald Free

Telephone: (303) 228-4174

Email: Gerald.Free@nblenergy.com

Agreement Addendum 02 – Page 4

Second Amended and Restated Produced Water Services Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Notice Address – Invoicing Matters

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention: Ian Dams

Telephone: (832) 639-7406

Email: ian.dams@nblenergy.com

Producer:

1001 Noble Energy Way

Houston, TX 77070

Attention:    Director of Revenue Accounting

                    John Nedelka

Telephone:  (281) 872-3120

Email:          John.Nedelka@nblenergy.com

Payments by Electronic Funds Transfer

Midstream Co:

ABA for wire: 021000021

ABA for ACH: 111000614

Account Number: 780162439

Account Name: San Juan River DevCo LP

Financial Institution: JP Morgan

Bank Swift: CHASUS33

Producer:

ABA/Routing Number: 021000021

Account Number: 08805135066

Account Name: Noble Energy, Inc.

Financial Institution: JP Morgan

Bank Swift: CHASUS33

(End of Agreement Addendum 02)

Agreement Addendum 02 – Page 5

Second Amended and Restated Produced Water Services Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals to be effective as of the Effective Date.

“Producer”

NOBLE ENERGY, INC.

By:	/s/ Gary W. Willingham
Gary W. Willingham
Executive Vice President

STATE OF TEXAS	)
) ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 26th day of April, 2016 by Gary W. Willingham as Executive Vice President of Noble Energy, Inc., a Delaware corporation, on behalf of said corporation.

/s/ Vickie L. Graham
Notary Public in and for the State of Texas

Agreement Addendum 02 – Page 1

Second Amended and Restated Produced Water Services Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

“Midstream Co”

SAN JUAN RIVER DEVCO LP

By:	San Juan River DevCo GP LLC
	By:	Noble Midstream Services, LLC

		By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

STATE OF TEXAS	)
	)	ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 26th day of April, 2016 by Terry R. Gerhart, Chief Executive Officer of Noble Midstream Services, LLC, a Delaware limited liability company, which is the sole member of of San Juan River DevCo GP LLC,, which is the general partner of San Juan River DevCo LP, a Delaware limited partnership, on behalf of said company.

/s/ Joanne Garner
Notary Public in and for the State of Texas

Agreement Addendum 02 – Page 2

Second Amended and Restated Produced Water Services Agreement